Exhibit 99.1

DFIN Reports Fourth-Quarter and Full-Year 2024 Results

CHICAGO – February 18, 2025 – Donnelley Financial Solutions, Inc. (NYSE: DFIN) (the “Company” or “DFIN”) today reported financial results for the fourth quarter and full year of 2024.

Highlights:

•
Fourth-quarter software solutions net sales of $81.6 million, an increase of 10.7%, or 11.6% on an organic basis(a), from the fourth quarter of 2023; Software solutions net sales accounted for 52.2% of total fourth-quarter net sales.
•
Full-year software solutions net sales of $329.7 million, an increase of 12.6%, or 13.8% on an organic basis(a), from the full year of 2023; Software solutions net sales accounted for 42.2% of total full-year net sales.
•
Fourth-quarter net earnings of $6.3 million, or $0.21 per diluted share; Full-year net earnings of $92.4 million, or $3.06 per diluted share, as compared to $82.2 million, or $2.69 per diluted share, for the full year of 2023.
•
Fourth-quarter Adjusted EBITDA(a) of $31.7 million and Adjusted EBITDA margin(a) of 20.3%.
•
Full-year Adjusted EBITDA(a) of $217.3 million, up $9.9 million, or 4.8%, from the full year of 2023; Full-year Adjusted EBITDA margin(a) of 27.8%, an increase of approximately 180 basis points from the full year of 2023.
•
Fourth-quarter Operating Cash Flow(b) of $56.4 million; Fourth-quarter Free Cash Flow(a) of $41.3 million.
•
Full-year Operating Cash Flow(b) of $171.1 million and Free Cash Flow(a) of $105.2 million, improvements of $47.1 million and $43.0 million, respectively, from the full year of 2023.
•
Gross leverage(a) of 0.6x and net leverage(a) of 0.3x as of December 31, 2024.
•
During the fourth quarter, the Company repurchased 281,753 shares for $17.4 million at an average price of $61.67 per share. For full-year 2024, the Company repurchased 947,288 shares for $58.7 million at an average price of $61.97 per share. As of December 31, 2024, the remaining share repurchase authorization was $91.3 million.

(a) Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, organic net sales, gross leverage and net leverage are non-GAAP financial measures that exclude the impact of certain items noted in the reconciliation tables below. The tables below provide reconciliations to the most comparable GAAP measures.

(b) Defined as net cash provided by operating activities.

“I am pleased with our continued progress to increase the adoption of our software solutions offerings. During the fourth quarter, the growth in software solutions net sales was led by the performance of our recurring compliance software products, ActiveDisclosure and Arc Suite, which posted net sales growth of approximately 19% in aggregate, an improvement compared to the recent trend. Net sales of Venue, our dataroom offering, grew approximately 2% despite lapping very strong results from the fourth quarter of last year,” said Daniel N. Leib, DFIN’s president and chief executive officer.

Leib continued, “For full-year 2024, we delivered organic software solutions net sales growth of 13.8%, yielding total software solutions net sales of $329.7 million, which represents approximately 42% of our full-year consolidated net sales, up from approximately 37% of full-year consolidated net sales in 2023. In addition, we achieved an important milestone in our transformation journey during 2024, with software solutions net sales exceeding each of tech-enabled services net sales and print and distribution net sales to become the largest component of our consolidated full-year net sales, demonstrating another positive proof point of our software-centric strategy. The improved sales mix, combined with our continued cost discipline, generated strong full-year profitability, as we delivered $217.3 million of Adjusted EBITDA and 27.8% in Adjusted EBITDA margin, both of which exceeded the levels we achieved in 2023, despite continued softness in the capital markets transactional environment which resulted in the third consecutive year of lower transactional revenue.”

“Heading into 2025, we are encouraged by the performance of our software solutions and remain well positioned to capture future opportunities. While our transactional offering is always subject to uncertainty, we are encouraged by the uptick in capital markets transactional activity to start the year. Our portfolio of market-leading regulatory and compliance offerings and deep domain and service expertise position us well to serve current and future needs of our clients,” Leib concluded.

Net Sales

Net sales in the fourth quarter of 2024 were $156.3 million, a decrease of $20.2 million, or 11.4% (a decrease of 11.0% on an organic basis), from the fourth quarter of 2023. Net sales decreased primarily due to a reduction in capital markets and investment companies transactional revenue, which decreased $19.5 million in aggregate, and lower print and distribution volumes within capital markets and investment companies compliance offerings, partially offset by higher software solutions net sales.

Net Earnings

For the fourth quarter of 2024, net earnings were $6.3 million, or $0.21 per diluted share, as compared to $10.6 million, or $0.35 per diluted share, in the fourth quarter of 2023. Net earnings in the fourth quarter of 2024 included after-tax charges of $5.7 million, or $0.19 per diluted share, primarily related to share-based compensation expense and restructuring, impairment and other charges, net. Net earnings in the fourth quarter of 2023 included after-tax charges of $8.2 million, or $0.26 per diluted share, primarily related to share-based compensation expense, the acceleration of rent expense associated with abandoned operating leases and restructuring, impairment and other charges, net.

Adjusted EBITDA and Non-GAAP Net Earnings

For the fourth quarter of 2024, Adjusted EBITDA was $31.7 million, a decrease of $9.6 million as compared to the fourth quarter of 2023. Adjusted EBITDA margin was 20.3%, a decrease of approximately 310 basis points as compared to the fourth quarter of 2023. The decrease in Adjusted EBITDA and Adjusted EBITDA margin was primarily due to lower capital markets and investment companies transactional volumes, partially offset by higher software solutions net sales, cost control initiatives, and lower selling expenses as a result of the decrease in sales volume.

For the fourth quarter of 2024, non-GAAP net earnings were $12.0 million, or $0.40 per diluted share, as compared to $18.8 million, or $0.61 per diluted share, in the fourth quarter of 2023.

Reconciliations of net sales to organic net sales and consolidated net earnings to Adjusted EBITDA, Adjusted EBITDA margin and non-GAAP net earnings are presented in the tables.

Company Results and Conference Call

DFIN’s earnings press release for the fourth-quarter and full-year 2024, which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that has been furnished to the SEC on February 18, 2025, is available on the Company’s investor relations website at investor.dfinsolutions.com. A supplemental trending schedule of historical results, including additional breakouts of segment-level net sales, is also available on the Company’s investor relations website.

DFIN will hold a conference call and webcast on February 18, 2025, at 9:00 a.m. Eastern time to discuss financial results for the fourth quarter of 2024, provide a general business update and respond to analyst questions.

A live webcast of the call will also be available on the Company’s investor relations website. Please visit investor.dfinsolutions.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.

If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release and related financial tables.

About DFIN

DFIN is a leading global provider of innovative software and technology-enabled financial regulatory and compliance solutions. We provide domain expertise, enterprise software and data analytics for every stage of our clients’ business and investment lifecycles. Markets fluctuate, regulations evolve, technology advances, and through it all, DFIN delivers confidence with the right solutions in moments that matter. Learn about DFIN’s end-to-end risk and compliance solutions online at DFINsolutions.com or you can also follow us on X (formerly Twitter) @DFINSolutions or on LinkedIn.

Investor Contact:

Mike Zhao

Investor Relations

investors@dfinsolutions.com

Use of Non-GAAP Information

This news release contains certain non-GAAP financial measures, including non-GAAP gross profit, adjusted non-GAAP gross profit, non-GAAP gross margin, adjusted non-GAAP selling, general and administrative expenses (“SG&A”), adjusted non- GAAP income from operations, adjusted non-GAAP operating margin, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP earnings before income taxes, non- GAAP effective tax rate, adjusted non-GAAP net earnings, adjusted non-GAAP diluted earnings per share, Free Cash Flow and organic net sales. The Company believes that these non-GAAP financial measures, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business.

The Company’s non-GAAP statement of operations measures, which include non-GAAP gross profit, adjusted non-GAAP gross profit, non-GAAP gross margin, adjusted non-GAAP SG&A, adjusted non-GAAP income from operations, adjusted non- GAAP operating margin, Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP earnings before income taxes, non-GAAP effective tax rate, adjusted non-GAAP net earnings and adjusted non-GAAP diluted earnings per share, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operations. These adjusted measures exclude the impact of expenses associated with the Company’s non-income tax, net, accelerated rent expense, share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges, net and gain or loss on certain investments, business sales and asset sales.

Free Cash Flow is a non-GAAP financial measure and is defined by the Company as net cash flow provided by operating activities less capital expenditures. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Organic net sales is a non-GAAP financial measure and is defined by the Company as reported net sales adjusted for the changes in foreign currency exchange rates and the impact of dispositions.

These non-GAAP financial measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these measures are defined differently by different companies in our industry and, accordingly, such measures may not be comparable to similarly-titled measures of other companies.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of DFIN and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about DFIN management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While DFIN believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond DFIN’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from DFIN’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in DFIN periodic public filings with the SEC, including but not limited to those discussed under “Special Note Regarding Forward-Looking Statements” and in Part I, Item 1A. Risk Factors of DFIN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, those discussed under “Special Note Regarding Forward-Looking Statements” in DFIN’s Quarterly Reports on Form 10-Q and in other investor communications of DFIN’s from time to time. DFIN does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Condensed Consolidated Balance Sheets

(UNAUDITED)

(in millions, except per share data)

	December 31, 2024	December 31, 2023
Assets
Cash and cash equivalents	$57.3	$23.1
Receivables, less allowances for expected losses of $25.0 in 2024 (2023 - $18.9)	138.0	151.8
Prepaid expenses and other current assets	37.2	31.0
Assets held for sale	—	2.6
Total current assets	232.5	208.5
Property, plant and equipment, net	8.9	13.5
Operating lease right-of-use assets	12.3	16.4
Software, net	96.5	87.6
Goodwill	405.4	405.8
Deferred income taxes, net	56.4	45.8
Other noncurrent assets	29.6	29.3
Total assets	$841.6	$806.9

Liabilities
Accounts payable	$28.7	$33.9
Operating lease liabilities	10.3	14.0
Accrued liabilities	185.1	153.7
Total current liabilities	224.1	201.6
Long-term debt	124.7	124.5
Deferred compensation liabilities	12.2	13.1
Pension and other postretirement benefits plans liabilities	23.3	34.4
Noncurrent operating lease liabilities	6.4	12.1
Other noncurrent liabilities	14.8	19.0
Total liabilities	405.5	404.7

Equity
Preferred stock, $0.01 par value
Authorized: 1.0 shares; Issued: None	—	—
Common stock, $0.01 par value
Authorized: 65.0 shares;
Issued and outstanding: 38.9 shares and 28.7 shares in 2024 (2023 - 38.0 shares and 29.1 shares)	0.4	0.4
Treasury stock, at cost: 10.2 shares in 2024 (2023 - 8.9 shares)	(344.1)	(262.1)
Additional paid-in capital	333.2	305.7
Retained earnings	528.5	436.1
Accumulated other comprehensive loss	(81.9)	(77.9)
Total equity	436.1	402.2
Total liabilities and equity	$841.6	$806.9

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Condensed Consolidated Statements of Operations

(UNAUDITED)

(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net sales
Software solutions	$81.6	$73.7	$329.7	$292.7
Tech-enabled services	60.5	73.6	320.8	336.9
Print and distribution	14.2	29.2	131.4	167.6
Total net sales	156.3	176.5	781.9	797.2
Cost of sales (a)
Software solutions	27.1	27.5	107.4	108.7
Tech-enabled services	26.9	28.0	120.6	127.6
Print and distribution	8.6	18.4	69.9	97.0
Total cost of sales	62.6	73.9	297.9	333.3
Selling, general and administrative expenses (a)	68.0	70.0	290.9	282.1
Depreciation and amortization	14.8	15.5	60.2	56.7
Restructuring, impairment and other charges, net	2.1	1.4	6.6	9.8
Other operating (income) loss, net	(0.5)	5.9	(10.3)	5.3
Income from operations	9.3	9.8	136.6	110.0
Interest expense, net	2.5	3.6	12.9	15.8
Investment and other income, net	(0.3)	(0.5)	(1.4)	(7.8)
Earnings before income taxes	7.1	6.7	125.1	102.0
Income tax expense (benefit)	0.8	(3.9)	32.7	19.8
Net earnings	$6.3	$10.6	$92.4	$82.2

Net earnings per share:
Basic	$0.22	$0.36	$3.16	$2.81
Diluted	$0.21	$0.35	$3.06	$2.69
Weighted-average number of common shares outstanding:
Basic	28.9	29.2	29.2	29.3
Diluted	29.9	30.6	30.2	30.6

__________

(a)
Exclusive of depreciation and amortization.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Components of depreciation and amortization:	2024	2023	2024	2023
Cost of sales	$14.4	$14.1	$58.2	$51.2
Selling, general and administrative expenses	0.4	1.4	2.0	5.5
Total depreciation and amortization	$14.8	$15.5	$60.2	$56.7

Additional information:
Gross profit (b)	$79.3	$88.5	$425.8	$412.7
Exclude: Depreciation and amortization	14.4	14.1	58.2	51.2
Non-GAAP gross profit	$93.7	$102.6	$484.0	$463.9
Gross margin (b)	50.7%	50.1%	54.5%	51.8%
Non-GAAP gross margin	59.9%	58.1%	61.9%	58.2%

SG&A as a % of total net sales (a)	43.5%	39.7%	37.2%	35.4%
Operating margin	6.0%	5.6%	17.5%	13.8%
Effective tax rate	11.3%	nm	26.1%	19.4%

__________

(b)
Inclusive of depreciation and amortization.

nm - Not meaningful.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Twelve Months Ended December 31, 2024

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended December 31, 2024
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$79.3	$68.0	$9.3	6.0%	$6.3	$0.21
Exclude: Depreciation and amortization	14.4
Non-GAAP measures	93.7
Non-GAAP % of total net sales	59.9%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	2.1	1.3%	1.7	0.06
Share-based compensation expense	—	(6.0)	6.0	3.8%	4.4	0.15
Gain on sale of a business	—	—	(0.4)	(0.3%)	(0.3)	(0.01)
Non-income tax, net	—	0.1	(0.1)	(0.1%)	(0.1)	—
Total Non-GAAP adjustments (b)	—	(5.9)	7.6	4.9%	5.7	0.19
Adjusted Non-GAAP measures (b)	$93.7	$62.1	$16.9	10.8%	$12.0	$0.40
Adjusted Non-GAAP % of total net sales	59.9%	39.7%

	For the Twelve Months Ended December 31, 2024
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$425.8	$290.9	$136.6	17.5%	$92.4	$3.06
Exclude: Depreciation and amortization	58.2
Non-GAAP measures	484.0
Non-GAAP % of total net sales	61.9%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	6.6	0.8%	5.0	0.17
Share-based compensation expense	—	(25.2)	25.2	3.2%	14.8	0.49
Gain on sale of long-lived assets	—	—	(9.8)	(1.3%)	(7.0)	(0.23)
Non-income tax, net	—	1.1	(1.1)	(0.1%)	(0.7)	(0.02)
Gain on sale of a business	—	—	(0.4)	(0.1%)	(0.3)	(0.01)
Gain on investments in equity securities (c)	—	—	—	—	(0.3)	(0.01)
Total non-GAAP adjustments (b)	—	(24.1)	20.5	2.6%	11.5	0.38
Adjusted Non-GAAP measures (b)	$484.0	$266.8	$157.1	20.1%	$103.9	$3.44
Adjusted Non-GAAP % of total net sales	61.9%	34.1%

__________

(a)
Exclusive of depreciation and amortization.
(b)
Totals may not foot due to rounding.
(c)
Gain on investments in equity securities is recorded within investment and other income, net on the Company’s Unaudited Condensed Consolidated Statements of Operations.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Twelve Months Ended December 31, 2023

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended December 31, 2023
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$88.5	$70.0	$9.8	5.6%	$10.6	$0.35
Exclude: Depreciation and amortization	14.1
Non-GAAP measures	102.6
Non-GAAP % of total net sales	58.1%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	1.4	0.8%	1.4	0.05
Share-based compensation expense	—	(5.4)	5.4	3.1%	4.2	0.14
Loss on sale of a business	—	—	6.1	3.5%	—	—
Accelerated rent expense	2.9	(0.2)	3.1	1.8%	2.8	0.09
Disposition-related expenses	—	(0.3)	0.3	0.2%	0.2	0.01
Gain on sale of long-lived assets		—	(0.2)	(0.1%)	(0.2)	(0.01)
Non-income tax, net	—	0.1	(0.1)	(0.1%)	(0.1)	—
Gain on investments in equity securities (c)	—	—	—	—	(0.1)	—
Total Non-GAAP adjustments (b)	2.9	(5.8)	16.0	9.0%	8.2	0.26
Adjusted Non-GAAP measures (b)	$105.5	$64.2	$25.8	14.6%	$18.8	$0.61
Adjusted Non-GAAP % of total net sales	59.8%	36.4%

	For the Twelve Months Ended December 31, 2023
	Gross profit	SG&A (a)	Income (loss) from operations	Operating margin	Net earnings (loss)	Net earnings (loss) per diluted share
GAAP basis measures	$412.7	$282.1	$110.0	13.8%	$82.2	$2.69
Exclude: Depreciation and amortization	51.2
Non-GAAP measures	463.9
Non-GAAP % of total net sales	58.2%

Non-GAAP adjustments:
Restructuring, impairment and other charges, net	—	—	9.8	1.2%	7.5	0.25
Share-based compensation expense	—	(22.5)	22.5	2.8%	13.3	0.43
Loss on sale of a business	—	—	6.1	0.8%	—	—
Accelerated rent expense	3.4	(0.3)	3.7	0.5%	3.2	0.10
Disposition-related expenses	—	(0.3)	0.3	—	0.2	0.01
Non-income tax, net	—	0.9	(0.9)	(0.1%)	(0.6)	(0.02)
Gain on sale of long-lived assets	—	—	(0.8)	(0.1%)	(0.6)	(0.02)
Gain on investments in equity securities (c)	—	—	—	—	(5.1)	(0.17)
Total non-GAAP adjustments (b)	3.4	(22.2)	40.7	5.1%	17.9	0.58
Adjusted Non-GAAP measures (b)	$467.3	$259.9	$150.7	18.9%	$100.1	$3.27
Adjusted Non-GAAP % of total net sales	58.6%	32.6%

__________

(a)
Exclusive of depreciation and amortization.
(b)
Totals may not foot due to rounding.
(c)
Gain on investments in equity securities is recorded within investment and other income, net on the Company’s Unaudited Condensed Consolidated Statements of Operations.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Segment Adjusted EBITDA and Supplementary Information

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Corporate	Consolidated (a)
For the Three Months Ended December 31, 2024
Net sales	$50.0	$53.3	$31.6	$21.4	$—	$156.3
Adjusted EBITDA	$13.3	$13.6	$11.7	$4.8	$(11.7)	$31.7
Adjusted EBITDA margin %	26.6%	25.5%	37.0%	22.4%	nm	20.3%

Depreciation and amortization	$7.3	$1.4	$5.1	$1.0	$—	$14.8
Capital expenditures	$8.2	$1.8	$4.1	$0.4	$0.6	$15.1

For the Three Months Ended December 31, 2023
Net sales	$48.0	$68.3	$25.7	$34.5	$—	$176.5
Adjusted EBITDA	$12.7	$21.0	$8.1	$10.4	$(10.9)	$41.3
Adjusted EBITDA margin %	26.5%	30.7%	31.5%	30.1%	nm	23.4%

Depreciation and amortization	$8.0	$2.4	$4.0	$1.1	$—	$15.5
Capital expenditures	$8.1	$2.6	$6.5	$0.4	$1.2	$18.8

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Corporate	Consolidated (a)
For the Twelve Months Ended December 31, 2024
Net sales	$213.6	$321.7	$116.1	$130.5	$—	$781.9
Adjusted EBITDA	$63.5	$110.9	$39.7	$41.5	$(38.3)	$217.3
Adjusted EBITDA margin %	29.7%	34.5%	34.2%	31.8%	nm	27.8%

Depreciation and amortization	$27.6	$9.8	$18.2	$4.5	$0.1	$60.2
Capital expenditures	$32.5	$7.7	$21.1	$2.7	$1.9	$65.9

For the Twelve Months Ended December 31, 2023
Net sales	$185.9	$355.4	$106.8	$149.1	$—	$797.2
Adjusted EBITDA	$45.2	$119.4	$36.9	$49.4	$(43.5)	$207.4
Adjusted EBITDA margin %	24.3%	33.6%	34.6%	33.1%	nm	26.0%

Depreciation and amortization	$29.8	$8.0	$14.2	$4.6	$0.1	$56.7
Capital expenditures	$31.5	$7.4	$18.8	$1.8	$2.3	$61.8

__________

(a)
Reconciliation of consolidated Adjusted EBITDA to net earnings is presented below.

nm - Not meaningful.

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Condensed Consolidated Statements of Cash Flows

(UNAUDITED)

(in millions)

	For the Twelve Months Ended December 31,
	2024	2023
Operating Activities
Net earnings	$92.4	$82.2
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	60.2	56.7
Provision for expected losses on accounts receivable	17.6	13.7
Share-based compensation expense	25.2	22.5
Deferred income taxes	(9.4)	(14.6)
Net pension plan income	(1.1)	(0.5)
Gain on sale of long-lived assets	(9.8)	(0.8)
Gain on sales of investments in equity securities	(0.2)	(7.0)
(Gain) loss on sales of businesses	(0.4)	6.1
Amortization of operating lease right-of-use assets	9.3	15.4
Other	3.0	1.5
Changes in operating assets and liabilities:
Receivables, net	(4.4)	(2.3)
Prepaid expenses and other current assets	(6.3)	1.7
Accounts payable	(5.7)	(15.3)
Income taxes payable and receivable	(0.5)	(3.6)
Accrued liabilities and other	16.9	(13.8)
Operating lease liabilities	(13.8)	(16.1)
Pension and other postretirement benefits plans contributions	(1.9)	(1.8)
Net cash provided by operating activities	171.1	124.0
Investing Activities
Capital expenditures	(65.9)	(61.8)
Proceeds from sale of long-lived assets	12.4	—
Proceeds from sales of investments in equity securities	0.2	10.0
Proceeds from sale of a business	—	0.5
Net cash used in investing activities	(53.3)	(51.3)
Financing Activities
Revolving facility borrowings	159.5	302.0
Payments on revolving facility borrowings	(159.5)	(347.0)
Treasury share repurchases	(81.6)	(40.3)
Cash received for common stock issuances	2.4	3.1
Finance lease payments	(2.9)	(2.4)
Net cash used in financing activities	(82.1)	(84.6)
Effect of exchange rate on cash and cash equivalents	(1.5)	0.8
Net increase (decrease) in cash and cash equivalents	34.2	(11.1)
Cash and cash equivalents at beginning of year	23.1	34.2
Cash and cash equivalents at end of year	$57.3	$23.1
Supplemental cash flow information:
Income taxes paid (net of refunds)	$40.8	$38.3
Interest paid	$13.3	$16.6
Non-cash investing activities:
Capitalized software included in accounts payable	$0.6	$0.1
Non-cash consideration from sale of investment in an equity security	$—	$2.9

Additional Information:
	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2024	2023	2024	2023
Net cash provided by operating activities	$56.4	$74.8	$171.1	$124.0
Less: capital expenditures	15.1	18.8	65.9	61.8
Free Cash Flow	$41.3	$56.0	$105.2	$62.2

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of Reported to Organic Net Sales - By Segment

(UNAUDITED)

(in millions)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Consolidated
Reported Net Sales:
For the Three Months Ended December 31, 2024	$50.0	$53.3	$31.6	$21.4	$156.3

For the Three Months Ended December 31, 2023	$48.0	$68.3	$25.7	$34.5	$176.5

Net sales change	4.2%	(22.0%)	23.0%	(38.0%)	(11.4%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	—	—	—	—	—

Year-over-year impact of the eBrevia disposition	(1.5%)	—	—	—	(0.4%)

Net organic sales change	5.7%	(22.0%)	23.0%	(38.0%)	(11.0%)

	Capital Markets - Software Solutions	Capital Markets - Compliance and Communications Management	Investment Companies - Software Solutions	Investment Companies - Compliance and Communications Management	Consolidated
Reported Net Sales:
For the Twelve Months Ended December 31, 2024	$213.6	$321.7	$116.1	$130.5	$781.9

For the Twelve Months Ended December 31, 2023	$185.9	$355.4	$106.8	$149.1	$797.2

Net sales change	14.9%	(9.5%)	8.7%	(12.5%)	(1.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	—	—	0.2%	—	—

Year-over-year impact of the eBrevia disposition	(2.0%)	—	—	—	(0.5%)

Net organic sales change	16.9%	(9.5%)	8.5%	(12.5%)	(1.4%)

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of Reported to Organic Net Sales - By Services and Products

(UNAUDITED)

(in millions)

	Software Solutions	Tech-enabled Services	Print and Distribution	Consolidated
Reported Net Sales:
For the Three Months Ended December 31, 2024	$81.6	$60.5	$14.2	$156.3

For the Three Months Ended December 31, 2023	$73.7	$73.6	$29.2	$176.5

Net sales change	10.7%	(17.8%)	(51.4%)	(11.4%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	—	—	—	—

Year-over-year impact of the eBrevia disposition	(0.9%)	—	—	(0.4%)

Net organic sales change	11.6%	(17.8%)	(51.4%)	(11.0%)

	Software Solutions	Tech-enabled Services	Print and Distribution	Consolidated
Reported Net Sales:
For the Twelve Months Ended December 31, 2024	$329.7	$320.8	$131.4	$781.9

For the Twelve Months Ended December 31, 2023	$292.7	$336.9	$167.6	$797.2

Net sales change	12.6%	(4.8%)	(21.6%)	(1.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange rates	0.1%	—	—	—

Year-over-year impact of the eBrevia disposition	(1.3%)	—	—	(0.5%)

Net organic sales change	13.8%	(4.8%)	(21.6%)	(1.4%)

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Reconciliation of Net Earnings to Adjusted EBITDA

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	December 31, 2024	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net earnings	$92.4	$6.3	$8.7	$44.1	$33.3
Adjustments
Restructuring, impairment and other charges, net	6.6	2.1	1.4	1.3	1.8
Share-based compensation expense	25.2	6.0	6.7	7.4	5.1
Gain on sale of long-lived assets	(9.8)	—	—	—	(9.8)
Non-income tax, net	(1.1)	(0.1)	(0.3)	(0.3)	(0.4)
Gain on investments in equity securities	(0.4)	—	—	(0.3)	(0.1)
Gain on sale of a business	(0.4)	(0.4)	—	—	—
Depreciation and amortization	60.2	14.8	17.2	14.3	13.9
Interest expense, net	12.9	2.5	3.1	3.7	3.6
Investment and other income, net	(1.0)	(0.3)	(0.3)	(0.1)	(0.3)
Income tax expense	32.7	0.8	6.7	17.1	8.1
Total Non-GAAP adjustments	124.9	25.4	34.5	43.1	21.9
Adjusted EBITDA	$217.3	$31.7	$43.2	$87.2	$55.2

Software solutions	$329.7	$81.6	$82.2	$85.6	$80.3
Tech-enabled services	320.8	60.5	75.2	102.2	82.9
Print and distribution	131.4	14.2	22.1	54.9	40.2
Total net sales	$781.9	$156.3	$179.5	$242.7	$203.4

Adjusted EBITDA margin %	27.8%	20.3%	24.1%	35.9%	27.1%

	For the Twelve Months Ended	For the Three Months Ended
	December 31, 2023	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net earnings	$82.2	$10.6	$18.1	$37.7	$15.8
Adjustments
Restructuring, impairment and other charges, net	9.8	1.4	(0.3)	(2.2)	10.9
Share-based compensation expense	22.5	5.4	6.1	6.7	4.3
Loss on sale of a business	6.1	6.1	—	—	—
Accelerated rent expense	3.7	3.1	—	0.1	0.5
Disposition-related expenses	0.3	0.3	—	—	—
Gain on investments in equity securities	(7.0)	(0.1)	—	(0.2)	(6.7)
Non-income tax, net	(0.9)	(0.1)	(0.4)	(0.2)	(0.2)
Gain on sale of long-lived assets	(0.8)	(0.2)	(0.2)	(0.1)	(0.3)
Depreciation and amortization	56.7	15.5	14.4	14.4	12.4
Interest expense, net	15.8	3.6	4.1	4.6	3.5
Investment and other income, net	(0.8)	(0.4)	(0.1)	(0.1)	(0.2)
Income tax expense (benefit)	19.8	(3.9)	7.7	13.6	2.4
Total Non-GAAP adjustments	125.2	30.7	31.3	36.6	26.6
Adjusted EBITDA	$207.4	$41.3	$49.4	$74.3	$42.4

Software solutions	$292.7	$73.7	$73.2	$75.7	$70.1
Tech-enabled services	336.9	73.6	80.4	104.5	78.4
Print and distribution	167.6	29.2	26.4	61.9	50.1
Total net sales	$797.2	$176.5	$180.0	$242.1	$198.6

Adjusted EBITDA margin %	26.0%	23.4%	27.4%	30.7%	21.3%

Donnelley Financial Solutions, Inc. and Subsidiaries (“DFIN”)

Debt and Liquidity Summary

(UNAUDITED)

(in millions)

Total Liquidity	December 31, 2024		December 31, 2023
Availability
Stated amount of the Revolving Facility (a)	$300.0		$300.0
Less: availability reduction from covenants	—		—
Amount available under the Revolving Facility	300.0		300.0

Usage
Borrowings under the Revolving Facility	—		—
Impact on availability related to outstanding letters of credit	1.0		1.0
Amount used under the Revolving Facility	1.0		1.0

Availability under the Revolving Facility	299.0		299.0

Cash and cash equivalents	57.3		23.1

Net Available Liquidity	$356.3		$322.1

Term Loan A Facility	$125.0		$125.0
Unamortized debt issuance costs	(0.3)		(0.5)
Total debt	$124.7		$124.5

Adjusted EBITDA for the twelve months ended December 31, 2024 and 2023	$217.3		$207.4

Non-GAAP Gross Leverage (defined as total debt divided by Adjusted EBITDA)	0.6	x	0.6	x

Non-GAAP Net Debt (defined as total debt less cash and cash equivalents)	67.4		101.4

Non-GAAP Net Leverage (defined as non-GAAP Net Debt divided by Adjusted EBITDA)	0.3	x	0.5	x

__________

(a)
The Company has a $300.0 million senior secured revolving credit facility (the “Revolving Facility”). The Revolving Facility is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Consolidated Net Leverage Ratio, both as defined and calculated in the credit agreement. As of December 31, 2024, there were no borrowings outstanding under the Revolving Facility and $1.6 million in outstanding letters of credit and bank guarantees, of which $1.0 million of the outstanding letters of credit reduced the availability under the Revolving Facility. Based on the Company’s results of operations for the twelve months ended December 31, 2024 and existing debt, the Company would have had the ability to utilize the remaining $299.0 million of the $300.0 million Revolving Facility and not have been in violation of the terms of the Revolving Facility agreement.